UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            September 11, 2006

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	37-0684070
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204 (317) 633-4100
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

  On September 11, 2006, The Steak n Shake Company (the "Company") executed an amendment to its existing credit agreement, effective August 21, 2006.  Changes to the agreement include providing the option to us a one day LIBOR interest rate for borrowing.

  The prime based interest rate option, maturity date and maximum borrowing allowed under the agreement remain unchanged.

      A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibit

        10.1    Sixth Amendment to Credit Agreement by and between The Steak n Shake Company and Fifth Third Bank, Indiana (Central), dated September 11, 2006

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE STEAK N SHAKE COMPANY

                                                                  By:    /s/ Jeffrey A. Blade

                                                                                  Jeffrey A. Blade,

                                                                                  Senior Vice President and Chief Financial Officer

                                                                                  Dated: September 15,  2006